CSMC 06-1

Group 10

Pay rules

1.

Pay according to the aggregate PAC as follows:

a.

Concurrently:

i.

50% allocated as follows:

1.

Pay pro-rata to the 10P1-10P5 until retired

2.

Pay the 10P6 until retired

3.

Pay the 10P7 until retired

ii.

50% allocated as follows:

1.

Pay pro-rata to the 10G1-10G5 until retired

2.

Pay the 10G6 until retired

3.

Pay the 10G7 until retired

2.

Pay the 10C1 until retired

3.

Pay disregarding the aggregate PAC as follows:

a.

Concurrently:

i.

50% allocated as follows:

1.

Pay pro-rata to the 10P1-10P5 until retired

2.

Pay the 10P6 until retired

3.

Pay the 10P7 until retired

ii.

50% allocated as follows:

1.

Pay pro-rata to the 10G1-10G5 until retired

2.

Pay the 10G6 until retired

3.

Pay the 10G7 until retired

Notes

Pxing Speed = 300 PSA

Settlement = 1/31/06